UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010
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MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors;
         Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2009, Middleburg Financial Corporation (the “Company”) filed a Current Report on Form 8-K under Item 5.02 reporting that the Board of Directors had elected Mr. John M. Rust as a new director of the Company.  At the time of that filing, Mr. Rust had not been appointed to any committees of the Board of Directors.  The Company is filing this Form 8-K/A to report that on April 28, 2010, the Board of Directors appointed Mr. Rust to serve on the Compensation Committee and the Investment/Asset Liability Committee (ALCO).

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION (Registrant)

Date: April 30, 2010	By:	/s/ Raj Mehra
Raj Mehra
Executive Vice President
Chief Financial Officer